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                                                                   Exhibit 10(m)
                        ASSIGNMENT AND CONSENT AGREEMENT

THIS AGREEMENT is made effective as of the 31st day of August, 1998.

BETWEEN:

                  INTERNATIONAL MINERALS & CHEMICAL (CANADA)
                  GLOBAL LIMITED, a corporation incorporated pursuant to the laws of Canada, (hereinafter referred to as "IMC")

                                    - and -

                  INTERNATIONAL MINERALS & CHEMICAL
                  (CANADA) LIMITED PARTNERSHIP, a limited
                  partnership formed under the laws of Saskatchewan, by its General Partner, INTERNATIONAL MINERALS
                  & CHEMICAL (CANADA) GLOBAL LIMITED,
                  (hereinafter referred to as "IMC LP")

                                    - and -

                  POTASH CORPORATION OF SASKATCHEWAN INC., a corporation incorporated pursuant to the laws of Saskatchewan,
                  (hereinafter referred to as "PCS")


WHEREAS:

1. IMC and PCS are parties to a Restated Mining and Processing Agreement dated January 31, 1978, as amended from time to time (the "Processing Agreement");

2. As part of a restructuring of its business operations, IMC wishes to transfer all of its operating assets, which includes all of IMC's interest in and to the Processing Agreement and the Esterhazy Facilities and Reserves, as defined in the Processing Agreement (herein collectively called the "Esterhazy Assets") to IMC LP, a limited partnership formed between IMC, as the general partner holding a 99.5% partnership interest, and its wholly-owned subsidiary, IMC Esterhazy Ltd. ("IMC Esterhazy"), as the limited partner holding a .5% partnership interest; and

3. PCS consents to the assignment of the Processing Agreement by IMC to IMC LP in accordance with the terms and conditions contained herein;

     NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements of the parties herein contained, the parties hereto agree as follows:

     1. In consideration of the sum of One Dollar ($1.00) and other valuable consideration paid by IMC LP to IMC, the receipt and sufficiency of which are hereby acknowledged, IMC hereby assigns to IMC LP all of its interest in and to the Processing Agreement.


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     2. Subject to the terms hereof, PCS hereby consents to the assignment (the
"Assignment") of all of IMC's interest in and to the Processing Agreement by IMC to IMC LP.

     3. For purposes of the Assignment only and without prejudice to any rights of first refusal or other preferential rights which may arise after the effective date of this Agreement (the "Effective Date") by the terms of the Processing Agreement, PCS hereby waives any rights of first refusal or other preferential rights to acquire any of IMC's interest in any of the Esterhazy Assets pursuant to the provisions of the Processing Agreement and, in particular, pursuant to section 11.04 thereof, as a result of the Assignment.

     4. IMC LP hereby accepts the assignment set forth in paragraph 1 hereof and does hereby agree that from and after the Effective Date, it shall perform, fulfil and discharge all of the covenants, obligations and liabilities of IMC under the Processing Agreement or any revision or substitution thereof, to the same extent as if it had been party thereto in the place and stead of IMC. For this purpose, it is agreed that the reference in section 11.03 of the Processing Agreement to "INTERNATIONAL" shall henceforth be considered for all purposes as a reference to IMC.

     5. PCS acknowledges, accepts and agrees that from and after the Effective Date and subject to the terms hereof, IMC LP is substituted as a party to the Processing Agreement in the place and stead of IMC and is entitled to hold and enforce all the rights and privileges of IMC under the Processing Agreement.

     6. IMC hereby irrevocably and unconditionally guarantees to PCS the performance of all of the obligations of IMC LP under the Processing Agreement, and for purposes of the terms of the Processing Agreement, PCS agrees that IMC is an acceptable guarantor.

     7. Nothing in this Agreement shall have the effect of relieving IMC from those of its obligations under the Processing Agreement which arose prior to the execution of this Agreement.

     8. Each of IMC and IMC LP hereby represents and warrants to PCS that:

     (a) IMC, as general partner of IMC LP, has been duly authorized by IMC LP to execute this Agreement for and on behalf of IMC LP; and

     (b) the assets and liabilities of IMC immediately before the Effective Date were substantially the same as the collective assets and liabilities of IMC and IMC LP on the Effective Date.

     9. IMC agrees that it will not, without the prior consent of PCS, which consent shall not be withheld unreasonably, (i) cease to be the general partner of IMC LP, (ii) transfer, assign or relinquish any of its partnership interest in IMC LP to any party other than IMC Esterhazy, or (iii) cease to hold 100% of the shares of IMC Esterhazy.

     10. The parties hereto agree to perform such further and other acts and to execute and deliver all such further and other documents and assurances as may reasonably be required in order to fully perform and carry out the terms of this Agreement.

     11. Notwithstanding any rule of law, equity or statute to the contrary, this Agreement shall not result in the merger of any covenant, representation or warranty found in any previous agreement, transfer or document.

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     12. Any notices, requests, demands and other communications hereunder shall be in writing and shall be furnished to the parties at the addresses given below. Such notices and other communications shall be deemed to have been duly given if delivered personally, by telecopier (confirmation of receipt received by return telecopy) or mailed by registered mail, return receipt requested to:

     IMC and IMC LP:

     International Minerals & Chemical
     (Canada) Global Limited
     General Delivery
     Esterhazy, Saskatchewan
     S0A 0X0
     Attention:         Mr. Don Hood

     Fax:               (306) 745-2100


     PCS:

     Potash Corporation of Saskatchewan Inc.
     PCS Tower
     500, 122 - 1st Avenue South
     Saskatoon, Saskatchewan
     S7K 7G3
     Attention:            President, PCS Potash

     Fax:                  (306) 652-2699

     13. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns.

     14. This Agreement may be executed in several counterparts, each of which when so executed shall be deemed to be an original and shall have the same force and effect as an original but such counterparts together shall constitute one and the same instrument. A telecopy or fax copy of an executed copy of this Agreement shall have the same force and effect as an originally executed copy of this Agreement.


     IN WITNESS WHEREOF the parties hereto have executed this Agreement effective as of the day and year first above written.


                                INTERNATIONAL MINERALS & CHEMICAL
                                (CANADA) GLOBAL LIMITED

                                Per:  /s/____________________________

                                Per:  /s/____________________________


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                                INTERNATIONAL MINERALS & CHEMICAL
                                (CANADA) LIMITED PARTNERSHIP BY ITS GENERAL
                                PARTNER INTERNATIONAL MINERALS & CHEMICAL
                                (CANADA) GLOBAL LIMITED


                                Per:  /s/_____________________________


                                Per:  /s/_____________________________



                                POTASH CORPORATION OF SASKATCHEWAN INC.


                                Per:  /s/_____________________________


                                Per:  /s/_____________________________